Exhibit 99.1

NEWS RELEASE
For immediate release

Kathryn McKie
904 598 7348
KathrynMcKie@RegencyCenters.com

Regency Centers Releases 2024 Corporate Responsibility and TCFD Reports

JACKSONVILLE, Fla. (May 21, 2025) – Regency Centers Corporation (“Regency”, “Regency Centers” or the “Company”) (Nasdaq:REG) today released its 2024 Corporate Responsibility Report and Task Force on Climate-Related Financial Disclosures (“TCFD”)-aligned Climate Risk Report. These two annual reports highlight Regency's ongoing corporate responsibility commitments and provide transparency into its approach to climate-related risks and opportunities. Both reports can be found on the Corporate Responsibility page of Regency’s website.

“The guiding principles behind Regency's Corporate Responsibility program are deeply embedded within our core values and shape how we do business,” said Lisa Palmer, President and Chief Executive Officer. “The embodiment of these principles throughout our organization is crucial to our strategy for driving sustainable growth and building long-term value for our shareholders, while positively impacting the communities we serve."

Our 2024 Corporate Responsibility Report highlights recent awards, recognition, and notable achievements, including:

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Achieved record-high Employee Engagement score of 88% for the second consecutive year
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Received the Healthiest Companies Award from the First Coast Workplace Wellness Council for the 16th consecutive year
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Included in the Bloomberg Gender-Equality Index
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Together with its employees, contributed approximately $1.8 million to charitable causes
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Employees volunteered 2,000+ hours to local communities
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Ranked on Newsweek’s Most Responsible Companies List
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Achieved the highest score of “1” in ISS’ Governance & Environmental QualityScore categories
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Significant progress toward our 2030 Scope 1 and 2 greenhouse gas emissions (GHG) reduction target, with a cumulative reduction of 23% from the 2019 baseline year
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Exceeded our prior 2030 goals for onsite renewable energy and water reduction

Regency's 2024 TCFD Report was issued as part of the Company's ongoing efforts to enhance its communication relating to climate-related risks and opportunities. This approach supports the integration of climate considerations into the Company's business strategy and asset management.

Exhibit 99.1

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member.

Forward-Looking Statements

Certain statements in this document and the referenced 2024 Corporate Responsibility Report and TCFD-aligned Climate Risk Report regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2024 under Item 1A, as supplemented by the discussion in Item 1A of Part II of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings with and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as and to the extent required by law.

Kathryn McKie

904 598 7348

KathrynMcKie@RegencyCenters.com